UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FORMFACTOR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

FORMFACTOR, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 31, 2010
Date: May 20, 2010 **Time:** 3:00 PM PDT
Location: FormFactor, Inc.
Corporate Headquarters
7005 Southfront Road
Livermore, California 94551
Directions in Proxy Statement

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000054655_1 R2.09.05.010

How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2010 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only Cusip Job Envelope Sequence of Sequence Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Chenming Hu 02 Lothar Maier The Board of Directors recommends you vote FOR the following proposal (s): 2 Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor’s independent registered public accounting firm for fiscal year 2010 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  0000 0000 0000

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 OF Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job Envelope Sequence of Sequence

FORMFACTOR

C 1234567890

MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT 2010 ANNUAL MEETING INFORMATION
YOUR VOTE COUNTS!

2010 Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the FormFactor, Inc. 2010 Annual Meeting of Stockholders to be Held on May 20, 2010

You are receiving this notice to inform you that the proxy materials for the FormFactor, Inc. 2010 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and to vote online or to request a printed set of the proxy materials. The items to be voted on and directions to the 2010 Annual Meeting of Stockholders are on the reverse side. Your vote is important!

This communication is not a form for voting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice, proxy statement and annual report of FormFactor, Inc. are available at:

www.envisionreports.com/FORM

Easy Online Access — A Convenient Way to View Proxy Materials and Vote!

If you have access to the Internet, you can complete the process in a few convenient steps:

Step 1: Go to **www.envisionreports.com/FORM.**

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the envisionreports.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and **Vote**.

When you go online, you can also consent to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 6, 2010 to facilitate timely delivery.

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Directions to the FormFactor, Inc. 2010 Annual Meeting of Stockholders Here’s how to order a copy of the proxy materials for the FormFactor, Inc. 2010 Annual Meeting of Stockholders and to select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/FORM. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials FormFactor, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 6, 2010. Corporate Headquarters: FormFactor, Inc. 7005 Southfront Road Livermore, California 94551 FROM SAN FRANCISCO (Heading Southeast) • Take I-80 East • Merge onto I-580 East • Take N. Greenville Rd. / Altamont Pass Rd. exit • Turn right on ramp onto Southfront Road • Turn left into FormFactor’s corporate headquarters FROM SAN JOSE (Heading Northeast) • Take I-880 North • Merge onto Mission Blvd. / CA-262 East • Merge onto I-680 North • Merge onto I-580 East • Take N. Greenville Rd. / Altamont Pass Rd. exit • Turn right on ramp onto Southfront Road • Turn left into FormFactor’s corporate headquarters . 2010 Stockholder Meeting Notice The FormFactor, Inc. 2010 Annual Meeting of Stockholders will be held on Thursday, May 20, 2010, at 3:00 p.m., Pacific Daylight Time, at FormFactor’s corporate headquarters. Proposals to be voted on at the meeting are listed below along with the FormFactor Board of Directors’ recommendations. The FormFactor Board of Directors recommends that you vote FOR the following proposals: 1. Election of Chenming Hu and Lothar Maier to FormFactor’s Board of Directors as Class I directors. 2. Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor’s independent registered public accounting firm for fiscal year 2010. Please note: This document is not a proxy and you cannot vote by returning this notice. To vote your shares, you must vote online or request a printed set of proxy materials to receive a proxy card. If you wish to attend and vote at the 2010 Annual Meeting of Stockholders, please bring this notice and identification with you.